Exhibit 99.1

Joint Filer Information to Form 4

Name of Joint Filer:	SPG GP, LLC

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Velocity Financial, Inc. [VEL]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	3/6/2025

Designated Filer:	SPG GP, LLC

Signature:

SPG GP, LLC

/s/ Alan Mantel
Name:	Alan Mantel
Title:	Authorized Signatory

Date: 3/10/2025

Name of Joint Filer:	Ian K. Snow

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Velocity Financial, Inc. [VEL]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	3/6/2025

Designated Filer:	SPG GP, LLC

Signature:

Ian K Snow

/s/ Alan Mantel
Name:	Alan Mantel
Title:	Authorized Signatory

Date: 3/10/2025

Name of Joint Filer:	Snow Phipps Group AIV, L.P.

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Velocity Financial, Inc. [VEL]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	3/6/2025

Designated Filer:	SPG GP, LLC

Signature:

Snow Phipps Group AIV, L.P.

/s/ Alan Mantel
Name:	Alan Mantel
Title:	Authorized Signatory

Date: 3/10/2025

Name of Joint Filer:	Snow Phipps Group (RPV), L.P.

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Velocity Financial, Inc. [VEL]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	3/6/2025

Designated Filer:	SPG GP, LLC

Signature:

Snow Phipps Group (RPV), L.P.

/s/ Alan Mantel
Name:	Alan Mantel
Title:	Authorized Signatory

Date: 3/10/2025

Name of Joint Filer:	Snow Phipps Group AIV (Offshore), L.P.

Address of Joint Filer:	545 Madison Avenue, 10th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	Velocity Financial, Inc. [VEL]

Date of Earliest Transaction Required to be Reported
(Month/Day/Year):	3/6/2025

Designated Filer:	SPG GP, LLC

Signature:

Snow Phipps Group AIV (Offshore), L.P.

/s/ Alan Mantel
Name:	Alan Mantel
Title:	Authorized Signatory

Date: 3/10/2025